Exhibit 99.2

                     EDGEWATER TECHNOLOGY, INC. - FORM 8-K
                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

INTRODUCTION

        Edgewater Technology, Inc. ("Edgewater" or the "Company"), formerly known as StaffMark Inc., provides human resource and business solutions through five specialty platforms: IntelliMark information technology staffing and solutions; Robert Walters finance/accounting staffing services; ClinForce clinical trials support services; Strategic Legal Resources legal staffing and Edgewater Technology, an e-business consulting firm. The Company recognizes revenues upon the performance of services. The Company generally compensates its associates and consultants only for hours actually worked; therefore, wages of the associates and consultants are a variable cost that increase or decrease as revenues increase or decrease. However, certain of the Company's professional and information technology consultants are full-time, salaried employees. Cost of services primarily consists of wages paid to associates, payroll taxes, workers' compensation and other related employee benefits. Selling, general and administrative expenses are comprised primarily of administrative salaries, benefits, marketing, rent and recruitment expenses.

        On June 29, 2000, the Company pursuant to a Purchase Agreement dated as of May 16, 2000 by and between the Company and Stephens Group, Inc., an Arkansas corporation (the "Buyer"), sold all of its subsidiaries and the assets and liabilities of its Commercial Services Segment (the "Commercial Division") to affiliate entities of the Buyer (the "Transaction"). As consideration, the Company received gross proceeds payable in cash in the amount of $190.1 million. As part of the Transaction, the Company sold the name "StaffMark" as that was the name used by the Commercial Division. On June 29, 2000, the Company changed its name from "StaffMark, Inc." to "Edgewater Technology, Inc."

        The following unaudited pro forma consolidated statements of income set forth the results of operations for the twelve months ended December 31, 1999 and for the three months ended March 31, 2000 as if the disposition of the Commercial Division had occurred at the beginning of fiscal 1999. The unaudited pro forma consolidated balance sheet sets forth the financial position as of March 31, 2000, as if the disposition had occurred as of that date.

        The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Commercial Division been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its 1999 Annual Report of Form 10-K and Quarterly Report on Form 10-Q for the three months ended March 31, 2000.

Edgewater Technology, Inc.
Unaudited Pro Forma Combined
Balance Sheet
As of March 31, 2000

(In Thousands)

                                                             Edgewater    Pro Forma
                                                         Technology, Inc. Adjustments   Pro Forma
                                                       ------------------ ----------- -----------
                    ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                  $     228      $   6,717 (a)  $   6,945
                                                                              190,100 (c)
                                                                             (185,053)(d)
                                                                               (5,047)(e)
  Accounts receivable, net                                     186,837        (84,565)(a)    102,272
  Prepaid expenses and other                                    18,471         (3,407)(a)     15,064
  Deferred Income Taxes                                          5,992         (4,906)(a)      1,086
                                                            ----------      ---------     ----------
      Total current assets                                     211,528        (86,161)       125,367

PROPERTY AND EQUIPMENT, net                                     30,055        (18,135)(a)     11,920
INTANGIBLE ASSETS, net                                         433,222       (133,206)(a)    300,016
OTHER ASSETS                                                     2,700           (507)(a)      2,193
                                                            ----------      ---------     ----------
                                                             $ 677,505      $(238,009)     $ 439,496
                                                            ==========      =========     ==========

   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and other accrued liabilities             $  35,390      $  (3,891)(b)  $  31,499
  Payroll and related liabilities                               34,807        (19,028)(b)     15,779
  Reserve for workers' compensation claims                       9,915         (9,795)(b)        120
  Income taxes payable                                           9,675          2,026 (f)     11,701
                                                            ----------      ---------     ----------
       Total current liabilities                                89,787        (30,688)        59,099

LONG-TERM DEBT                                                 288,268       (185,053)(d)    103,215
OTHER LONG-TERM LIABILITIES                                        101              -            101
DEFERRED INCOME TAXES                                            9,049         (1,820)(b)        321
                                                                               (6,908)(f)
STOCKHOLDERS' EQUITY:
  Common stock                                                     294              -            294
  Paid-in capital                                              216,759              -        216,759
  Retained earnings                                             78,406        (13,540)(g)     64,866
  Accumulated other comprehensive income                        (5,159)             -         (5,159)
                                                            ----------      ---------     ----------
      Total stockholders' equity                               290,300        (13,540)       276,760
                                                            ----------      ---------     ----------
Total Liabilities and Stockholders' Equity                   $ 677,505      $(238,009)     $ 439,496
                                                            ==========      =========     ==========

                          EDGEWATER TECHNOLOGY, INC.

                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

                             AS OF MARCH 31, 2000


(a) Represents the assets of the Commercial Division that were sold by Edgewater and assumed by the Buyer as a result of the Transaction.

(b) Represents the liabilities of the Commercial Division that were sold by Edgewater and assumed by the Buyer as a result of the Transaction.

(c) Records the proceeds received by Edgewater for the sale of the Commercial Division.

(d) Records the repayment of debt obligations with proceeds from the Transaction.

(e) Records the payment of transaction fees associated with the Transaction.

(f) Records the income tax obligation that resulted from the tax gain and the tax benefit that resulted from the book loss on sale of the Commercial Division.

(g)      Records the book loss on sale of the Commercial Division.

Edgewater Technology, Inc.
Unaudited Pro Forma Combined
Statement of Income
for the Three Months Ended
March 31, 2000
(In Thousands, Except Per Share Data)                                    Disposition Related Adjustments
                                                                -------------------------------------------------
                                                  Edgewater        Commercial         Pro Forma           Total
                                               Technology, Inc.   Division (a)      Adjustments       Adjustments    Pro Forma
                                               ---------------- ----------------   ---------------   --------------- -------------
SERVICE REVENUES                               $    294,285      $    154,113        $        -      $   154,113     $   140,172

COST OF SERVICES                                    221,268           121,681                44(b)       121,725          99,543
                                               ---------------- ----------------   ---------------   --------------- -------------
      Gross profit                                   73,017            32,432               (44)          32,388          40,629

OPERATING EXPENSES:
  Selling, general and administrative                58,655            23,528             2,201(b)        25,729          32,926
  Depreciation and amortization                       6,586             1,780                 -            1,780           4,806
                                               ---------------- ----------------   ---------------   --------------- -------------

      Operating income                                7,776             7,124            (2,245)           4,879           2,897
                                               ---------------- ----------------   ---------------   --------------- -------------
OTHER INCOME (EXPENSE):
  Interest expense                                   (5,444)                -            (3,447)(c)       (3,447)         (1,997)
  Other, net                                            503               (72)                -              (72)            575
                                               ---------------- ----------------   ---------------   --------------- -------------
INCOME BEFORE INCOME TAXES                            2,835             7,052            (5,692)           1,360           1,475

INCOME TAX PROVISION                                    904             2,249            (1,815)(d)          434             470
                                               ---------------- ----------------   ---------------   --------------- -------------
      Net income (loss)                        $      1,931      $      4,803        $   (3,877)     $       926     $     1,005
                                               ================ ================   ===============   =============== =============
NET INCOME PER COMMON SHARE
      BASIC                                    $       0.07                                                          $      0.03
                                               ================                                                      =============
      DILUTED                                  $       0.07                                                          $      0.03
                                               ================                                                      =============

WEIGHTED AVERAGE SHARES OUTSTANDING
      BASIC                                          29,461                                                               29,461
                                               ================                                                      =============
      DILUTED                                        29,676                                                               29,676
                                               ================                                                      =============

                          EDGEWATER TECHNOLOGY, INC.

               NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME

                   FOR THE THREE MONTHS ENDED MARCH 31, 2000


(a) Represents the unaudited financial results of the Commercial Division, which was sold in the Transaction.

(b) Represents an allocation of Edgewater's corporate costs that relate to the Commercial Division.

(c) Adjustment to reflect a reduction in interest expense that results from using the Transaction proceeds to repay debt obligations.

(d) Records the provision for federal and state income taxes at an effective combined tax rate of approximately 31.9%.

Edgewater Technology, Inc.
Unaudited Pro Forma Combined
Statement of Income
for the Twelve Months Ended
December 31, 1999


(In Thousands, Except Per Share Data)                               Disposition Related Adjustments
                                                          ---------------------------------------------------
                                        Edgewater        Commercial         Pro Forma          Total
                                      Technology, Inc.   Division (a)      Adjustments       Adjustments      Pro Forma
                                     -----------------  ---------------   ------------      ------------     -----------
SERVICE REVENUES                       $ 1,220,852       $     608,807      $       -         $ 608,807       $ 612,045

COST OF SERVICES                           918,574             480,683         (1,603) (b)      479,080         439,494
                                     -----------------  ---------------   ------------      ------------     -----------
    Gross profit                           302,278             128,124          1,603           129,727         172,551

OPERATING EXPENSES:
 Selling, general and administrative       214,824              85,468          7,475  (b)       92,943         121,881
 Depreciation and amortization              21,448               6,964              -             6,964          14,484
 Non-recurring charges                       2,153                   -              -                 -           2,153
                                     -----------------  ---------------   ------------      ------------     -----------
    Operating income                        63,853              35,692         (5,872)           29,820          34,033
                                     -----------------  ---------------   ------------      ------------     -----------

OTHER INCOME (EXPENSE):
 Interest expense                          (17,419)                  -        (12,084) (c)      (12,084)         (5,335)
 Other, net                                   (227)                  -              -                 -            (227)
                                     -----------------  ---------------   ------------      ------------     -----------

INCOME BEFORE INCOME TAXES                  46,207              35,692        (17,956)           17,736          28,471

INCOME TAX PROVISION                        15,994              12,354         (6,215) (d)        6,139           9,855
                                     -----------------  ---------------   ------------      ------------     -----------
    Net income (loss)                  $    30,213       $      23,338      $ (11,741)        $  11,597       $  18,616
                                     =================  ===============   ============      ============     ===========

NET INCOME PER COMMON SHARE
    BASIC                              $      1.03                                                            $    0.64
                                     =================                                                       ===========
    DILUTED                            $      1.02                                                            $    0.63
                                     =================                                                       ===========

WEIGHTED AVERAGE SHARES OUTSTANDING
    BASIC                                   29,280                                                               29,280
                                     =================                                                       ===========
    DILUTED                                 29,526                                                               29,526
                                     =================                                                       ===========

                          EDGEWATER TECHNOLOGY, INC.

               NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999


(a) Represents the unaudited financial results of the Commercial Division, which was sold in the Transaction.

(b) Represents an allocation of Edgewater's corporate costs that relate to the Commercial Division.

(c) Adjustment to reflect a reduction in interest expense that results from using the Transaction proceeds to repay debt obligations.

(d) Records the provision for federal and state income taxes at an effective combined tax rate of 34.6%.